UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 18, 2011

MENTOR GRAPHICS CORPORATION
(Exact name of registrant as specified in charter)

OREGON	0-34795	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8005 S.W. BOECKMAN ROAD WILSONVILLE, OR	97070-7777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(503) 685-7000

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Attached as Exhibit 99.1 is a copy of a press release of Mentor Graphics Corporation dated August 18, 2011, announcing the Company’s financial results for the second quarter of fiscal year 2012 and the Company’s outlook for the third quarter and the full fiscal year 2012, which is being furnished to the Securities and Exchange Commission.

Item 8.01 Other Events.

At a recent meeting of the Board of Directors, Sir Peter L. Bonfield was appointed lead director and the Board appointed the following independent directors to its committees:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Patrick B. McManus (Chair)	Kevin C. McDonough (Chair)	Sir Peter L. Bonfield (Chair)
Sir Peter L. Bonfield	Jose Maria Alapont	Kevin C. McDonough
David S. Schechter	Patrick B. McManus	Gary S. Meyers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MENTOR GRAPHICS CORPORATION
(Registrant)

Date:	August 18, 2011	By:	/s/ Dean M. Freed
Dean M. Freed
Vice President and General Counsel

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